Hartford Duration-Hedged Strategic Income Fund

Summary Prospectus

Hartford Funds

March 1, 2015

Class	Ticker
A	HABEX
C	HABGX
I	HABHX
R3	HABJX
R4	HABKX
R5	HABLX
Y	HABIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/prospectuses.html.  You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com.  The Fund’s prospectus dated March 1, 2015 and statement of additional information dated March 1, 2015, along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2014 are incorporated by reference into this summary prospectus.  The Fund’s statement of additional information, annual report and semi-annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 36 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 156 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses	1.52%	1.45%	1.52%	1.72%	1.67%	1.62%	1.52%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	1.52%	1.45%	1.52%	1.52%	1.52%	1.52%	1.52%
Acquired Fund fees and expenses	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Total annual fund operating expenses(2)	2.40%	3.08%	2.15%	2.85%	2.55%	2.25%	2.15%
Fee waiver and/or expense reimbursement(3)	1.25%	1.18%	1.25%	1.40%	1.40%	1.40%	1.40%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.75%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class A), 1.90% (Class C),  0.90% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.75% (Class Y). In addition, Hartford Administrative Services Company

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(“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$562	$1,050	$1,565	$2,972
C	$293	$840	$1,513	$3,310
I	$92	$552	$1,039	$2,384
R3	$148	$751	$1,380	$3,075
R4	$117	$660	$1,230	$2,780
R5	$87	$568	$1,077	$2,476
Y	$77	$538	$1,026	$2,372

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$562	$1,050	$1,565	$2,972
C	$193	$840	$1,513	$3,310
I	$92	$552	$1,039	$2,384
R3	$148	$751	$1,380	$3,075
R4	$117	$660	$1,230	$2,780
R5	$87	$568	$1,077	$2,476
Y	$77	$538	$1,026	$2,372

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  From November 29, 2013 (commencement of operations) through October 31, 2014, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing primarily in Class Y shares of The Hartford Strategic Income Fund (“Underlying Fund”).  The Fund also seeks to reduce its exposure to interest rate risk by hedging much of the Fund’s duration through the use of derivative

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transactions.  The Underlying Fund invests primarily in domestic and foreign debt securities that Wellington Management Company LLP (“Wellington Management”), the sub-adviser to the Fund and the Underlying Fund, considers to be attractive from a yield perspective while considering total return.  The Underlying Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets.  The Underlying Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities (which may include “to-be-announced” securities)), convertible securities, preferred stock, and common stock.  The Underlying Fund may utilize derivatives including futures contracts, swaps and options, to manage portfolio risk, for efficient replication of securities the Underlying Fund could buy or for other investment purposes.  The Underlying Fund will generally hold a diversified portfolio of investments in various sectors, although the Underlying Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant.  The Underlying Fund may trade securities actively and may invest in debt securities of any maturity or duration.

Under normal circumstances, the Fund invests the majority of its assets (typically about 96%) in Class Y shares of the Underlying Fund.  The Fund invests approximately 4% of its assets in cash and in derivatives transactions designed to hedge against interest rate risk. The Fund’s derivative investments (primarily futures contracts, options on futures contracts and swaps), which are designed to reduce the Fund’s exposure to interest rate risk, may cause the Fund’s returns to be more volatile than those of the Underlying Fund, since the Fund’s returns will be more exposed to credit spread risk. In addition, although the Fund is designed to have lower interest rate risk than the Underlying Fund, the Fund will continue to have some exposure to interest rate risk.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Fund, and the Fund’s investment performance is directly related to the investment performance of the Underlying Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objectives as well as the sub-adviser’s allocation to that Underlying Fund.  The Fund is also subject to the risks associated with the Underlying Fund in proportion to its investment and changes in the value of the Underlying Fund may have a significant effect on the net asset value of the Fund.  The Fund’s investment in the Underlying Fund also may increase the Fund’s expenses in the amount of the Fund’s pro rata share of the Underlying Fund’s expenses.

Market Risk — Market risk is the risk that one or more markets in which the Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Underlying Fund’s income. These risks are greater during periods of rising inflation.  Volatility in interest rates and in fixed income markets may increase the risk that the Underlying Fund’s investment in fixed income securities will go down in value.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Underlying Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Junk Bonds Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Underlying Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these

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securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Underlying Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Underlying Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or Underlying Fund’s original investment.  Successful use of derivative instruments by the Fund or Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s or Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund or Underlying Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund or Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swaps Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the

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obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Underlying Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Underlying Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Underlying Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Underlying Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Underlying Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Underlying Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Underlying Fund’s ability

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to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Underlying Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Underlying Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk - Active trading could increase the Underlying Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

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results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows the Fund’s total return for the first full calendar year of operation

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    2.49% (2nd quarter, 2014)   Lowest  -2.85% (3rd quarter, 2014)

AVERAGE ANNUAL TOTAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.

For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.  Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2014
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 11/29/13)
Class A - Return Before Taxes	-6.53%	-4.47%
- After Taxes on Distributions	-8.41%	-6.38%
- After Taxes on Distributions and Sale of Fund Shares	-3.68%	-4.23%
Share Classes (Return Before Taxes)
Class C	-3.76%	-1.04%
Class I	-1.81%	-0.02%
Class R3	-2.58%	-0.78%
Class R4	-2.29%	-0.49%
Class R5	-2.00%	-0.20%
Class Y	-1.91%	-0.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.92%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2013
Lucius T. Hill III	Senior Managing Director and Fixed Income Portfolio Manager	2013
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3, Class R4 and Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.

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You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION.  The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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MFSUM-DHSI_030115
March 1, 2015

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